UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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UnitedHealth Group Incorporated
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 1, 2015. Meeting Information Meeting Type: Annual Meeting For holders as of: April 2, 2015 Date: June 1, 2015 Time: 10:00 a.m. Eastern Time Location: Seaport Boston Hotel Constitution Conference Room 1 Seaport Lane Boston, Massachusetts 02210 See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M90572-P63767 UNITEDHEALTH GROUP INCORPORATED UNITEDHEALTH GROUP INCORPORATED 9900 BREN ROAD EAST MINNETONKA, MN 55343

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 18, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote Confirmation: You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on June 1, 2015 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow Vote Confirmation is available 24 hours after your vote is received beginning May 18, 2015, with the final vote tabulation remaining available through August 1, 2015. SCAN TO VIEW MATERIALS & VOTE w M90573-P63767 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX

Voting Items M90574-P63767 1c. Richard T. Burke 1e. Stephen J. Hemsley 1f. Michele J. Hooper 1g. Rodger A. Lawson 1a. William C. Ballard, Jr. 1b. Edson Bueno, M.D. 1d. Robert J. Darretta Nominees: The Board of Directors recommends you vote FOR each of the nominees for director in Proposal 1 and FOR Proposals 2, 3, 4 and 5. 1h. Glenn M. Renwick 1. Election of Directors 1i. Kenneth I. Shine, M.D. 1j. Gail R. Wilensky, Ph.D. 2. Advisory approval of the Company's executive compensation. 3. Approval of amendments to the 2011 Stock Incentive Plan. 4. Approval of reincorporation of the Company from Minnesota to Delaware. 5. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2015. The Board of Directors recommends you vote AGAINST Proposal 6. 6. The shareholder proposal set forth in the proxy statement requesting a policy requiring an independent Board Chair, if properly presented at the 2015 Annual Meeting of Shareholders.

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